                                                                   EXHIBIT 10.14


                                   GEOCITIES
                                   ---------

                            1997 STOCK OPTION PLAN

     1.  Purposes of the Plan.  The purposes of this 1997 Stock Option Plan are
         --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.
               -----

          (c) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (d) "Committee" means the Committee appointed by the Board of
               ---------
Directors in accordance with Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock of the Company.
               ------------

          (f) "Company" means GeoCities, a California corporation.
               -------

          (g) "Consultant" means any person, including an advisor, who is
               ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and when the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h) "Employee" means any person, including officers and directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" of such Director by the Company.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (j) "Fair Market Value" means, as of any date, the fair market value
               -----------------
of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (k) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (l) "Non-Employee Directors" means a "non-employee director," as
               ----------------------
defined in paragraph (5)(3) of Rule 16b-3, or any successor provision.

          (m) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option, as designated in the applicable Stock Option Agreement.

          (n) "Option" means a stock option granted pursuant to the Plan.
               ------

          (o) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (p) "Optionee" means an Employee or Consultant who receives an Option.
               --------

          (q) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code, or any successor provision.

          (r) "Plan" means this 1997 Stock Option Plan.
               ----
          (s) "Reporting Person" means an officer, director or greater than ten
               ----------------
percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (t) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
               ----------
as the same may be amended from time to time, or any successor provision.

          (u) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Paragraph 6 of the Stock Option Agreement.

          (v) "Stock Exchange" means any stock exchange or consolidated stock
               --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

          (w) "Stock Option Agreement" means the form of stock option agreement
               ----------------------
attached hereto as Exhibit "A".
                   -----------

          (x) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code, or any successor provisions.

     3.  Stock Subject to the Plan.  Subject to the provisions of Paragraph 6 of
         -------------------------
the Stock Option Agreement, the maximum aggregate number of shares that may be optioned and sold under the Plan is Two Million Six Hundred Thirty-Five Thousand Eight Hundred Eighty (2,635,880) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

     4.  Administration of the Plan.
         --------------------------

          (a) Initial Plan Procedure.  Prior to the date, if any, upon which the
              ----------------------
Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee.

          (b) Procedure.  If and when the Company becomes subject to the
              ---------
Exchange Act, the Plan shall be administered in accordance with the following provisions:

          (i) Multiple Administrative Bodies.  If permitted by Rule 16b-3, the
              ------------------------------
Plan may be administered by different bodies with respect to directors, non-director officers and Employees or Consultants who are not Reporting Persons.

          (ii) Administration With Respect to Reporting Persons.  With respect
               ------------------------------------------------
to grants of Options to Employees who are Reporting Persons, the Plan shall be administered by (A) the Board, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be composed solely of two or more Non-Employee Directors. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by paragraph (d)(1) of Rule 16b-3.

          (iii)  Administration With Respect to Consultants and Other Employees.
                 --------------------------------------------------------------
With respect to grants of Options to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code and of any applicable Stock Exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (c) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such option granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

               (vii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (d) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all holders of Options.

     5.  Eligibility.
         -----------

          (a) Recipients of Grants.  Nonstatutory Stock Options may be granted
              --------------------
to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b) Type of Option.  Each Option shall be designated in the applicable
              --------------
Stock Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c) No Right to Employment.  The Plan shall not confer upon any
              ----------------------
Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the applicable Stock Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in any Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Option Exercise Price and Consideration.  The per share exercise price
         ---------------------------------------
for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

         (a) In the case of an Incentive Stock Option that is:

          (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (b) In the case of a Nonstatutory Stock Option that is:

          (i) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

          (ii) granted to any other person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

     9.  Exercise of Option.
         ------------------

         (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
             -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided that such Option shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted.

          An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b) Rule 16b-3.  Options granted to Reporting Persons shall comply
               ----------
with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

     10.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of an Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     11.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Authority to Amend and Terminate.  The Board may at any time
              --------------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  No amendment or termination
              ----------------------------------
of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, rule and regulation, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any Stock Exchange, and the requirements of any governmental agencies.

          Each Option is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition to, or in connection with, the issuance of Common Stock, no such payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have bene obtained.

     15.  Agreements.  Any Nonstatutory Stock Option granted shall be evidenced
          ----------
by a stock option agreement substantially similar to the Stock Option Agreement, as may be amended from time to time by the Board, the terms of which are incorporated in and deemed to be a part of the Plan. Any Incentive Stock Option granted shall be evidenced by a stock option agreement substantially similar to the Stock Option Agreement, as modified to include such terms and conditions which the Board deems necessary to comply with the provisions of Code Section 422.

     16.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange. All Options issued under the Plan shall become void in the event such approval is not obtained.

     17.  Information to Optionees.  The Company shall provide financial
          ------------------------
statements at least annually to each Optionee during the period such Optionee has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares.

                                  Exhibit "A"
                                  -----------

                            STOCK OPTION AGREEMENT
                            ----------------------

     This STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of the _____ day of __________________, 1997, by and between GeoCities, a California corporation, and ___________________________, an employee of GeoCities (the "Optionee").


                                 W I T N E S S E T H:
                                 -------------------

     WHEREAS, the Optionee is currently employed by GeoCities as _________________ ________________________; and

     WHEREAS, GeoCities desires to grant to the Optionee an option which [meets/does not meet] the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, to purchase shares of the common stock of GeoCities ("Common Stock");

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. GeoCities hereby grants to the Optionee the option to purchase ______ shares of Common Stock at a price per share of $________ upon the terms and subject to the conditions set forth herein.

     2. Subject to the conditions set forth herein, the right to exercise this option shall accrue in periodic installments as follows:

          (i) commencing with the period of twelve (12) consecutive months beginning one (1) year after the date of this Agreement, this option may be exercised to the extent of ___________ shares;

          (ii) commencing with the period of twelve (12) consecutive months beginning two (2) years after the date of this Agreement, this option may be exercised to the extent of an additional ____________ shares;

          (iii) commencing with the period of twelve (12) consecutive months beginning three (3) years after the date of this Agreement, this option may be exercised to the extent of an additional _____________ shares; and

          (iv) commencing with the period of twelve (12) consecutive months beginning four (4) years after the date of this Agreement, this option may be exercised to the extent of an additional ____________ shares.

This option may be exercised, in whole or in part, subject to the limitations imposed by the exercise schedule set forth above, at any time and from time to time commencing with the respective dates on which each portion becomes exercisable and continuing until the seventh (7th) anniversary of the date of this Agreement, at which time the entire unexercised portion of this option shall expire.

     3. In the event of termination of the Optionee's employment for cause, as defined below, this option shall immediately terminate. If the Optionee's employment is terminated for any reason other than for cause, then this option may be exercised, to the extent this option was exercisable on the date of such cessation of employment, within [three (3) months/thirty (30) days] after the date he ceases to be an employee of GeoCities. An approved leave of absence shall not be deemed a termination of employment for purposes of this Agreement, but no option may be exercised during any such leave of absence, except during the first three (3) months thereof. Solely for purposes of this paragraph 3, "cause" shall mean any fair and honest cause or reason assigned in good faith by the Board of Directors or any officer of GeoCities.

     4. This option shall be exercisable by the Optionee only during his lifetime. This option shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution.

     5. In the event of the Optionee's death or permanent and total disability while in the employ of GeoCities, or during the period following termination of employment during which the Optionee is permitted to exercise an option pursuant to Paragraph 3 hereof, this option may be exercised, to the extent that it was otherwise executable as of the date of such death, disability or termination of employment, by the Optionee or his transferee within one (1) year after the date the Optionee dies or becomes permanently and totally disabled. The Optionee's transferee shall be the person or persons entitled to exercise the option under the Optionee's will, or, if no testamentary disposition of the option shall have been made, his legal representative. Any transferee exercising the option must furnish GeoCities with: (a) written confirmation of his status as transferee;
(b) evidence satisfactory to GeoCities to establish the validity of the transfer of this option in compliance with this Agreement and with any laws or regulations pertaining to said transfer; and (c) written acceptance of the terms and conditions of this option as prescribed in this Agreement.

     6. Subject to any required action of GeoCities's stockholders, the existence of outstanding options hereunder shall not affect GeoCities's right or power to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in its capital structure or business; to approve any merger or consolidation, issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock; to elect its dissolution or liquidation or that of any of its subsidiaries; to sell or transfer any of its business; or to do any other corporate act whether similar to the events described above or otherwise. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of securities, whether of GeoCities or any other corporation, by reason of recapitalization, reclassification, stock split, combination of shares, stock dividends or other similar event, the number and kind of securities as to which outstanding options may be exercised, and the option price at which outstanding options may be exercised may be adjusted by the Board of Directors, whose determination shall be binding and final.

     7.  This option may be exercised in accordance with the terms hereof by:
(a) giving written notice of such exercise to GeoCities, specifying the number of whole shares to be purchased and accompanied by full payment of the purchase price thereof, either in cash, by check, or by delivery to GeoCities of shares of Common Stock already owned by the Optionee (duly endorsed in favor of GeoCities or accompanied by a duly endorsed stock power) together with the amount of any income tax GeoCities is required by law to withhold by reason of such exercise, and (b) giving satisfactory assurances in writing, if requested by GeoCities, signed by the person exercising this option, that the shares to be purchased upon such exercise are being purchased for investment and not with the view to distribution thereof.

     8. (a) Notwithstanding anything contained herein to the contrary, in the event that the Optionee ceases to be employed by GeoCities for any reason (including, without limitation, as a result of resignation, retirement, dismissal with or without cause, death or disability), GeoCities shall have the first right and option, and the holders of Senior Securities (as defined below) shall have the second right and option, to purchase from the Optionee (or, in the case of death, from the Optionee's legal representative) all shares of Common Stock held by the Optionee on the date of cessation of employment or purchased by the Optionee following such date as permitted under Sections 3 and 5 hereof. In the event that GeoCities or any holder of Senior Securities shall exercise such right and option, then the exercising party shall pay the Optionee, as the purchase price for such shares of Common Stock, the Fair Market Value (as defined below) of such shares. GeoCities may exercise its first right and option by delivering notice to Optionee and to each holder of Senior Securities within ninety (90) days following the cessation of the Optionee's employment or the subsequent purchase of shares, as applicable, of its intent to exercise its repurchase right and the Fair Market Value, and shall have paid for such shares in cash at the end of such 90th day (unless the Fair Market Value of the shares has not been conclusively determined as of such date, in which case GeoCities may, at its sole option, pay the Optionee the estimated Fair Market Value at the end of such 90th day, subject to adjustment upon the final determination of the Fair Market Value, or pay the Optionee promptly after the Fair Market Value is determined in accordance with subparagraph (d) below).

          (b) If GeoCities fails to fully exercise its right to repurchase all of the Optionee's shares of Common Stock after the cessation of the Optionee's employment or the subsequent purchase of shares, as applicable, then GeoCities shall give the Optionee and each holder of its Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (other than those shares of Series D Preferred Stock held by Venture Lending or its approved transferees), or Common Stock issued upon conversion thereof (collectively, the "Senior Securities"), notice ("Termination Notice") of such fact, the number of shares of Common Stock available for purchase by each such holder and GeoCities' determination of the Fair Market Value of such shares. The holders of the Senior Securities shall have the right to purchase the Optionee's Common Stock, on a pro-rata basis, by giving GeoCities notice of their intent to exercise such option ("Notice of Election") within twenty (20) days after the receipt of the Termination Notice from GeoCities, together with cash in the amount of the purchase price (unless the Fair Market Value of the shares has not been conclusively determined as of such date, in which case each such holder shall pay the Optionee promptly after the Fair Market Value has been conclusively determined in accordance with subparagraph (d) below). For purposes of this subparagraph (b), "pro rata basis" shall be equal to the product obtained by multiplying (i) the number of the Optionee's shares not purchased by GeoCities by (ii) a fraction, the numerator of which is the number of shares of Senior Securities held by such holder (on an as-converted basis) and the denominator of which is the total number of shares held by all the holders of Senior Securities (on an as-converted basis).

          (c) Any holder of Senior Securities that fails to provide a timely Notice of Election shall be deemed to have elected to not purchase any shares in a transaction pursuant to this Paragraph 8. If any holder of Senior Securities elects (or is deemed to have elected) not to fully participate in a transaction pursuant to this Paragraph 8, then GeoCities shall so notify the other holders of Senior Securities who elected to participate (the "Repurchase Holders").
Such notice may be made by telephone if confirmed in writing within two (2) days. The Repurchase Holders shall have five (5) days from the date such notice was given to agree to purchase their pro rata share of the unsold portion of the Optionee's shares. For purposes of this subparagraph (iv), a "pro rata share" shall be equal to the product obtained by multiplying (i) the number of the Optionee's shares in the unsold portion by (ii) a fraction, the numerator of which is the number of shares of Senior Securities held by such Repurchase Holder (on an as-converted basis) and the denominator of which is the total number of shares held by all of the Repurchase Holders (on an as-converted basis).

          (d) If the Optionee objects to the Fair Market Value as so proposed, then the Optionee may request an appraisal by written notice of objection delivered not later than ten (10) days after receipt of the Fair Market Value set by GeoCities' Board of Directors. If an appraisal is requested, the Optionee and GeoCities shall jointly select an appraiser to determine the Fair Market Value of the Optionee's shares. If the Optionee and GeoCities cannot agree on an appraiser, each shall select its own appraiser (each, a "Party Appraiser") and the two Party Appraisers shall jointly select a third appraiser (the "Arbitrating Appraiser"). Each of the Party Appraisers shall submit its appraisal to the Arbitrating Appraiser, and the Arbitrating Appraiser shall select one of such appraisals as the Fair Market Value. All expenses of such appraisal shall be paid by the Optionee, unless the Fair Market Value as determined by such appraisal is at least five percent (5%) greater than the Fair Market Value initially set by the Board of Directors, in which case GeoCities and the holders of the Senior Securities shall pay for the appraisal in proportion to each party's purchase of the Optionee's shares.

     9. The Optionee may not sell or engage in any transaction which has resulted in or will result in a change in the beneficial or record ownership of any shares of Common Stock held by the Optionee, including without limitation a voluntary or involuntary sale, assignment, transfer, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy (a "Transfer"), except as provided in this Agreement, and any such Transfer of shares of Common Stock or attempted Transfer of shares of Common Stock in contravention of this Agreement shall be void and ineffective for any purpose or confer on any transferee or purported transferee any rights whatsoever.

     10. (a) Each time the Optionee proposes to Transfer (or is required by operation of law or other involuntary transfer) any or all of the shares of Common Stock standing in the Optionee's name or owned by him or her during the term of this Agreement, the Optionee shall first offer such shares to GeoCities and the holders of the Senior Securities in accordance with the following provisions:

          (i) The Optionee shall deliver a written notice (a "Notice") to GeoCities stating (A) the Optionee's bona fide intention to Transfer such shares, (B) the name and the address of the proposed transferee, (C) the number of shares to be transferred, and (D) the purchase price per share and terms of payment for which the Optionee proposes to Transfer such shares.

          (ii) Within thirty (30) days after receipt of the Notice, GeoCities shall have the first right to purchase or obtain such shares, upon the price and terms of payment designated in the Notice. If the Notice provides for the payment of non-cash consideration, GeoCities at its option may pay the consideration in cash equal to GeoCities' good faith estimate of the present fair market value of the non-cash consideration offered.

          (iii) If GeoCities elects not to purchase or obtain all of the shares designated in the Optionee's Notice, then GeoCities shall promptly provide written notice of such fact, together with a copy of the Notice, to the holders of the Senior Securities. The holders of the Senior Securities shall have an additional thirty (30) days immediately following the receipt of the Notice from GeoCities in which to purchase the shares not purchased by GeoCities on a prorata basis upon the terms and conditions specified in subparagraph (ii) above by giving GeoCities notice of their intent to exercise such option ("Notice of Purchase") within thirty (30) days after the receipt of the Termination Notice from GeoCities. For purposes of this subparagraph (iii), "pro rata" shall be equal to the product obtained by multiplying (i) the number of the Optionee's shares not purchased by GeoCities by (ii) a fraction, the numerator of which is the number of shares of Senior Securities held by such holder (on an as-converted basis) and the denominator of which is the total number of shares held by all the holders of Senior Securities (on an as-converted basis).

          (iv) Any holder of Senior Securities that fails to provide a timely Notice of Purchase shall be deemed to have elected to not purchase any
     shares in a transaction pursuant to this Paragraph 10.   If any holder of
     Senior Securities elects (or is deemed to have elected) not to fully participate in a transaction pursuant to this Paragraph 10, then GeoCities shall so notify the other holders of Senior Securities who elected to participate (the "Right of First Refusal Holders"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Right of First Refusal Holders shall have five (5) days from the date such notice was given to agree to purchase their pro rata share of the unsold portion of the Optionee's shares. For purposes of this subparagraph (iv), a "pro rata share" shall be equal to the product obtained by multiplying (i) the number of the Optionee's shares in the unsold portion by (ii) a fraction, the numerator of which is the number of shares of Senior Securities held by such Right of First Refusal Holder (on an as-converted basis) and the denominator of which is the total number of shares of Senior Securities held by all the Right of First Refusal Holders (on an as-converted basis).

          (v) If neither (x) GeoCities nor (y) any of the holders of the Senior Securities elects to purchase or obtain all of the shares designated in the Optionee's Notice, then the Optionee may Transfer the unsold shares referred to in the Notice to the proposed transferee, providing such Transfer (A) is completed within 180 days after the expiration of the right of GeoCities and the holders of the Senior Securities to purchase or obtain such shares, (B) is made at the same price and terms designated in the Notice, and (C) the proposed transferee agrees to be bound by the terms and provisions of a buy-sell agreement substantially similar to the terms of Paragraphs 9 through 13 of this Agreement and to become a party to such an agreement immediately upon receipt of such shares. If such shares are not so transferred, the Optionee must give notice in accordance with this paragraph prior to any other or subsequent Transfer of such shares.

     (b) Notwithstanding Paragraph 9(a), the Optionee may Transfer for no or nominal consideration shares to (i) the Optionee's spouse, parents, grandparents, siblings, children or grandchildren or other members of the Optionee's family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of the Optionee or members of his or her family, or to any one other person designated by the Optionee, or (ii) by way of bequest or inheritance upon death; provided that the Optionee or his representative notifies GeoCities of such Transfer not less than ten (10) nor more than ninety (90) days prior to the Transfer and that the proposed transferee agrees to be bound by the terms and provisions of a buy-sell agreement substantially similar to the terms of Paragraphs 8 through 13 of this Agreement and to become a party to such an agreement immediately upon the receipt of such shares. Such buy-sell agreement shall provide that, for purposes of the paragraph in such buy-sell agreement that is analogous to Paragraph 8 of this Agreement, a cessation of the Optionee's employment with GeoCities shall be deemed to be a cessation of employment by the transferee.

     11. Notwithstanding any provisions to the contrary contained in this Agreement, GeoCities' obligations to pay or complete payment for any shares to be purchased by it under this Agreement are subject to its being legally permitted to do so under the tests contained in Sections 500 and 501 of the California General Corporation Law or any successor statute applicable thereto. The inability of GeoCities to validly purchase any shares hereunder by reason of its failure to meet the tests contained in Sections 500 and 501 of the California General Corporation Law shall not be deemed to affect or limit in any way the ability of the holders of the Senior Securities to purchase the shares.

     12. Each certificate representing shares owned of record or beneficially by a party to this Agreement shall be endorsed with the following legend:

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A STOCK OPTION AGREEMENT BETWEEN GEOCITIES AND THE HOLDER OF THE SHARES EVIDENCED BY THIS CERTIFICATE, PROVIDING FOR, AMONG OTHER MATTERS, THE RIGHT OF GEOCITIES AND CERTAIN SHAREHOLDERS THEREOF TO REPURCHASE THE SHARES AND THE RIGHT OF FIRST REFUSAL TO PURCHASE THE SHARES REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL BUSINESS OFFICE OF GEOCITIES.

Under no circumstances shall any Transfer of any shares subject hereto be valid until the proposed transferee thereof shall have agreed to be bound by the terms and provisions of a buy-sell agreement substantially similar to the terms of Paragraphs 9 through 13 of this Agreement and to become a party to such an agreement immediately upon receipt of such shares; and notwithstanding any other provisions of this Agreement, no such Transfer of any kind shall in any event result in the non-applicability of the provisions hereof at any time to any of the shares subject hereto.

     13. The restrictions on Transfer of shares set forth in this Agreement shall terminate upon the consummation of a firm commitment underwritten public offering from which GeoCities receives gross proceeds of not less than $20 million and in which the offering price per share (prior to underwriting commissions and expenses) equals at least $10 (as adjusted for stock splits, stock dividends, reorganizations and the like).

     14. This Agreement is made solely for the benefit of the parties to this Agreement and their respective successors and assigns, and, except as provided in Paragraphs 8 through 13, no other person or entity shall have or acquire any right by virtue of this Agreement. Each holder of the Senior Securities shall be a third-party beneficiary of Paragraphs 8 through 13 of this Agreement.

     15. Unless the shares to be issued are at the time of issuance registered under the Securities Act of 1933, as amended, this option is granted on the condition that the purchase of stock hereunder shall be for investment purposes and not with the view to resale or distribution.

     16. Neither the Optionee nor any person claiming under or through him shall be, or have any of the rights or privileges of, a stockholder of GeoCities with respect to any of the shares issuable upon the exercise of this option, unless and until certificates representing such shares shall have been issued and delivered to him.

     17. Any notice to be given to GeoCities under the terms of this Agreement shall be addressed to GeoCities, in care of its President, at 1918 Main Street, Third Floor, Santa Monica, California 90405-1030, or to such other address as GeoCities may hereafter designate in writing. Any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at any other address as the Optionee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when personally delivered, or if mailed, two (2) business days following its being deposited in the United States mails in a properly sealed envelope, addressed as aforesaid, registered or certified, postage prepaid.

     18. Except as otherwise provided herein, this option and the rights and privileges conferred by this Agreement may not be transferred, assigned, pledged or hypothecated by the Optionee in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred upon the Optionee in this Agreement shall immediately become null and void.

     19. Subject to the limitations on transferability contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto.

     20. Nothing in this Agreement is intended, nor shall it be deemed, to create any employment agreement between the Optionee and GeoCities or to impose any obligation on the part of GeoCities to maintain Optionee's employment with GeoCities, and any rights that the Optionee may have GeoCities with respect to the Optionee's employment, other than as an at-will employee, shall be as set forth in a written employment agreement between the Optionee and GeoCities, if any.

     21. The option granted to the Optionee under this Agreement is subject to the adoption by the Board of Directors and shareholders of GeoCities of GeoCities' 1997 Stock Option Plan, a copy of which is enclosed herewith.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

                               GEOCITIES


                               By:
                                  ------------------------------
                                  David C. Bohnett, President

ACCEPTED:



[Name]
-----------------------
[Address]
-----------------------

                                 Consent of Spouse
                                 -----------------


     The undersigned spouse of the Optionee acknowledges on his or her own behalf that: I have read the foregoing Agreement and I know its contents. I am aware that by its provisions my spouse grants GeoCities and certain other shareholders an option to purchase all of his or her shares of GeoCities, including my community interest in them. I hereby consent to the sale, approve of the provisions of the Agreement, and agree that those shares and my interest in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares or my interest in them.



                                   ---------------------------------